ASSIGNMENT AND ASSUMPTION OF LEASE


      THIS ASSIGNMENT, made effective as of the 6th day of November, 1996, by AEI Net Lease Income & Growth Fund XIX Limited Partnership, whose address is 1300 Minnesota World Trade Center, St. Paul, Minnesota 55101 (herein called "Assignor") to Tom Bibleheimer, whose address is 16418 Silver Saddle Court, Poway, Ca. 92064 and John Schulz, whose address is 24252 Mimosa Drive, Laguna Niguel, Ca. 92677 (herein called "Assignee"),
WITNESSETH:

      FOR VALUE RECEIVED, Subject to the vendor's lien and the lien of the Deed of Trust securing the purchase money financing extended to Assignee by Assignor, Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in and to that certain lease by and between Assignor and Taco Cabana, Inc., dated August 13, 1992, which lease was assigned to Texas Taco Cabana, LP pursuant to the General Assignment and Assumption of Leases between Taco Cabana, Inc. and TC Lease Holding III, V, and VI, Inc. and pursuant to the General Assignment and Assumption of Leases between TC Lease Holding III, V, and VI, Inc. and Texas Taco Cabana, LP dated October 31, 1993, (Texas Taco Cabana, LP hereinafter referred to as "Tenant"), and in and to that certain Assignment of Alcohol Sales Lease dated June 30, 1994 by and among Tenant, Cabana Beverages, Inc. (Lessee under said Alcohol Sales Lease), and Assignor herein (said lease and assignment of Alcohol Sales Lease hereinafter being referred to as the "Lease"), which Lease demises all of the real estate ("Premises") described in Exhibit A attached hereto, together with any and all extensions and renewals thereof, together with the immediate and continuing right to collect and receive all rents, income, payments and profits arising out of said Lease or out of the Premises or any part thereof ("Rents"), together with the right to all proceeds payable to Assignor pursuant to any purchase options on the part of Tenant under the Lease, together with all payments derived therefrom, if any, including but not limited to future claims for the recovery of damages done to the Premises or for the abatement of any nuisance existing thereon, future claims for damages resulting from default under said Lease whether resulting from acts of insolvency or acts of bankruptcy or otherwise, guarantees thereof, and lump sum payments for the cancellation of said lease or the waiver of any obligation or term thereof prior to the expiration date and the return of any insurance premiums or ad valorem tax payments made in advance and subsequently refunded,

      AND ASSIGNOR FURTHER AGREES, ASSIGNS AND COVENANTS:

     1. Representations. Assignor represents and warrants that it is now the absolute owner of said Lease with full right and title to assign the same and the Rents; that said Lease is valid, in full force and effect and has not been modified or amended except as disclosed to Assignee; that there are no outstanding assignments or pledges thereof; that there are no existing defaults under the provisions thereof on the part of any party to the Lease; that no Rents have been waived, anticipated, discounted, compromised or released; and that Tenant has no defenses, setoffs, or counterclaims against Assignor.

      2. Assumption; Present Assignment. This Assignment shall constitute a perfected, absolute and present assignment. Assignee hereby assumes and agrees to perform all of the obligations, duties, and liabilities of the Lessor under the Lease from and after the date hereof.

      3. No Liability For Assignee. The Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability under said Lease incurred prior to the date hereof nor shall this Assignment operate to place responsibility for the control, care, management or repair of the Premises prior to the date hereof upon the Assignee nor for the carrying out of any of the terms and conditions of said Lease; nor shall it operate to make the Assignee responsible or liable for any waste committed on the Premises, or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of said Premises, prior to the date hereof resulting in loss or injury or death to any tenant, licensee, employee or stranger nor liable for laches or failure to collect the rents and Assignee shall be required to account only for such moneys as are actually received by it.

      4. Assignor Hold Assignee Harmless. The Assignor shall and does hereby agree to indemnify and to hold Assignee harmless of and from any and all liability, loss or damage which it may or might incur under said Lease or under or by reason of this Assignment, of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on Assignee's part to perform or discharge any of the terms, covenants or agreements contained in said Lease prior to the date hereof. Should the Assignee incur any such liability, or in the defense of any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorney's fees, Assignor shall reimburse the Assignee therefor immediately upon demand,

      5. Assignee Hold Assignor Harmless. The Assignee shall and does hereby agree to indemnify and to hold Assignor harmless of and from any and all liability, loss or damage which it may or might incur under said Lease or under or by reason of this
Assignment  and  of  and  from any and  all  claims  and  demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on Assignor's part to perform or discharge any of the terms, covenants or agreements contained in said Lease on or after the date hereof. Should the Assignor incur any such liability, or in the defense of any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorney's fees, Assignee shall reimburse the Assignor therefor immediately upon demand.

      6. Security Deposits. The Assignor represents that there are no security deposits held by Assignor under the terms of the Lease(s).

      7. Authorization To Tenant. The Tenant under the Lease is hereby irrevocably authorized and directed to recognize the claims of Assignee hereunder, but Tenant shall continue to remit all rent payments to Assignor until the purchase money financing extended to Assignee by Assignor, as evidenced by the Promissory Note and Deed of Trust ("Loan Documents") of even date herewith, shall be paid in full. After satisfaction of the Assignee's obligations under the Loan Documents, Assignor shall thereby irrevocably direct and authorize the Tenant to pay to Assignee all sums due under the Lease.

      8. Successors And Assigns. This Assignment and each and every covenant, agreement and provision hereof shall be binding upon the Assignor and its successors and assigns including without limitation each and every from time to time record owner of the Premises or any other person having an interest therein and shall inure to the benefit of the Assignee and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to mean the heirs, executors, representatives and administrators of any natural person who is a party to this Assignment.

      9. Governing Law. This Assignment is intended to be governed by the laws of the State of Texas.

      10. Counterparts. This Agreement may be executed in counterparts, and if so executed, though the signatures of the parties may appear on separate counterparts, the same shall be considered one and the same document as if all parties had executed the same counterpart.

      IN WITNESS WHEREOF, the Assignor has caused this Assignment of Lease to be executed as of the date first above written.

               TOM BIBLEHEIMER

               /s/ Tom Bibleheimer

STATE OF California)
                         )SS.
COUNTY OF  San Diego)

      The foregoing instrument was acknowledged before me the 5th day of November, 1996, by TOM BIBLEHEIMER.

               /s/ L. Matella
               Notary Public
[notary seal]

                JOHN  SCHULTZ    John Shulz /s/ JS   [changed to conform
                                                      to the facts]

               /s/ John Shulz

STATE OF California)
                         )SS.
COUNTY OF San Diego)

      The foregoing instrument was acknowledged before me the 5th day of November, 1996, by JOHN SCHULTZ.

               /s/ L. Matella
                   Notary Public       [notary seal]


               AEI NET INCOME & GROWTH FUND XIX LIMITED PARTNERSHIP, a Minnesota limited partnership

                    By:  AEI Fund Management XIX, Inc.,
                         its corporate general partner

                    By: /s/ Robert P. Johnson
                            Robert P. Johnson, Its President


STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

      The foregoing instrument was acknowledged before me the 6th day of November, 1996, by Robert P. Johnson, the President of AEI Fund Management XIX, Inc., a Minnesota corporation, corporate general partner of AEI Net Lease Income & Growth Fund XIX Limited Partnership, on behalf of said limited partnership.

                              /s/ Michael B. Daugherty
                                  Notary Public

                              [notary seal]








                    Exhibit A Legal Description


Lot  2,  Hesters  Crossing  Shopping  Center,  a  subdivision  of
Williamson County, Texas, according to the map or plat of record in Cabinet H, Slide 221, Plat Records of Williamson County,
Texas.